                            FIRST AMENDMENT TO CREDIT AGREEMENT

            FIRST AMENDMENT dated as of February 14, 2008 (this "Amendment"), to the
Amended and Restated Credit Agreement, dated as of February 23, 2007 (the "Existing Credit
Agreement"), among SOUTHERN CALIFORNIA EDISON COMPANY, a California corporation (the
"Borrower"), the several banks and other financial institutions from time to time parties thereto (the "Lenders"), CITICORP NORTH AMERICA, INC., as syndication agent (in its capacity as such, the "Syndication Agent"), CREDIT SUISSE, LEHMAN COMMERCIAL PAPER INC. AND
WELLS FARGO BANK, N.A., as documentation agents (in their respective capacities as such, the "Documentation Agents"), and JPMORGAN CHASE BANK, N.A., as administrative agent for the
Lenders (in such capacity, the "Administrative Agent").  Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Existing Credit
Agreement.

                                   W I T N E S S E T H :

            WHEREAS, pursuant to the Existing Credit Agreement, the Lenders have agreed to make, and have made, certain extensions of credit to and for the account of the Borrower;
and

            WHEREAS, the Borrower has requested that, upon the terms and conditions set forth herein, the Existing Credit Agreement be amended as provided herein.

            NOW, THEREFORE, the parties hereto hereby agree as follows:

1.    Amendment to Section 1.1 of the Existing Credit Agreement. Section 1.1 of the
Existing Credit Agreement is hereby amended by deleting that portion of the definition of
"Interest Period" which appears before the phrase "provided that" and substituting therefor the following:

            "Interest Period":  (a) with respect to any ABR Loan, the period commencing on the Borrowing Date or the Conversion Date, as the case may be, with respect to such
      ABR Loan and ending on the last day of each March, June, September and December to occur while such Loan is outstanding and the final maturity date of such Loan, and
      (b) with respect to any Eurodollar Loan:

            (i) initially, the period commencing on the Borrowing Date or the Conversion
      Date, as the case may be, with respect to such Eurodollar Loan and ending one, two, three or six months or 7, 14 or 21 days thereafter as selected by the Borrower in its notice of borrowing or notice of conversion, as the case may be, given with respect thereto; and

            (ii) thereafter, each period commencing on the last day of the next preceding
      Interest Period applicable to such Eurodollar Loan and ending one, two, three or six months or 7, 14 or 21 days thereafter as selected by the Borrower by irrevocable notice to the Administrative Agent not less than two Business Days prior to the last day of the then current Interest Period with respect thereto;

2.    Amendment to Section 2.2 of the Existing Credit Agreement.  Section 2.2 of the
Existing Credit Agreement is hereby amended by deleting clause (a) and replacing it with the following: "(a) 11:00 A.M., New York City time, two business days prior to the requested Borrowing Date, in the case of Eurodollar".

3.    Amendment to Section 2.6 of the Existing Credit Agreement.  Section 2.6 of the
Existing Credit Agreement is hereby amended by:

            (a) deleting the phrase "12:30 P.M." and replacing it with the phrase "11:00
A.M." in paragraph (a) thereof; and

            (b) deleting the word "three" and replacing it with the word "two" in paragraph
(a) thereof.

4.    Amendment to Section 2.18 of the Existing Credit Agreement.  Section 2.18 of the
Existing Credit Agreement is hereby amended by deleting such Section and substituting therefor the following:

                  2.18. Extension Option.  The Borrower may request that the Total
      Commitments be renewed for additional one year periods by providing notice of such request to the Administrative Agent no earlier than a number of days specified by the
      Administrative Agent from time to time prior to the then next occurring anniversary of the Closing Date (each, a "Noticed Anniversary Date").  If a Lender agrees, in its individual and sole discretion, to extend its Commitment (an "Extending Lender"), it will notify the Administrative Agent, in writing, of its decision to do so no later than a number of days prior to the applicable Noticed Anniversary Date specified by the Administrative Agent from time to time (but in any event not later than 20 days prior to such Noticed Anniversary Date).  The Administrative Agent will notify the
      Borrower, in writing, of the Lenders' decisions no later than 5 days prior to such
      Noticed Anniversary Date.  The Extending Lenders' Commitments will be renewed for an additional one year from the then existing Termination Date and such extended
      Termination Date shall become the Termination Date (except as otherwise provided in this Section 2.18 as to Declining Lenders), provided that (i) more than 50% of the
      Total Commitments is extended or otherwise committed to by Extending Lenders and any new Lenders and (ii) all representations and warranties made by the Borrower in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of such date as if made on and as of such date, except (A) any representations and warranties which are explicitly stated as having been made as of a specific date, which representations and warranties shall be true and correct in all material respects on and as of such date and (B) the representations and warranties set forth in Sections 4.2 and 4.7 shall not be required to be restated.  Any Lender that declines or does not respond to the Borrower's request for commitment renewal (a
      "Declining Lender") will have its Commitment terminated on the earlier of (i) the then existing Termination Date (without regard to any renewals by other Lenders) (the
      "Existing Termination Date") and (ii) the date such Declining Lender is replaced in accordance with Section 2.17, and at such time the Borrower shall repay all

      Loans, participations in LC Disbursements, participating interests in Swingline Loans and Swingline Participation Amounts and other amounts owing to such Declining
      Lender.  The Borrower will have the right to accept commitments from third party financial institutions acceptable to the Administrative Agent in an amount up to the amount of the Commitments of any Declining Lenders, provided that the Extending
      Lenders will have the right to increase their Commitments up to the amount of the
      Declining Lenders' Commitments before the Borrower will be permitted to substitute any other financial institutions for the Declining Lenders.  The Borrower may only so extend the Termination Date five times.  The Termination Date may not be extended beyond February 23, 2017.

5.    Approval of Extension to February 25, 2013.  The Borrower has requested that the
Termination Date be extended from February 23, 2012 to February 25, 2013. Each Lender party hereto agrees to extend its Commitment to February 25, 2013. For the purpose of clarification, the Lenders hereby agree to waive the requirements of Section 2.18 of the
Existing Credit Agreement, as amended by this Amendment, with respect to such extension.

6.    Addition of Swingline Facility.  The Lenders hereby consent to the amendment of the
Existing Credit Agreement in order to establish a $200,000,000 swingline facility (the
"Swingline Facility") by JPMorgan Chase Bank, N.A. as a subfacility under the Commitments.
The swingline facility shall contain terms substantially as set forth on Schedule I hereto and such other terms as the Administrative Agent believes in its sole discretion as necessary or advisable in connection with the implementation of the Swingline Facility.
The Lenders authorize the Borrower and the Administrative Agent to enter into such amendments to the Existing Credit Agreement as are necessary or advisable to establish the
Swingline Facility.

7.    Effectiveness.  This Amendment shall become effective on the date the Administrative
Agent has received counterparts of this Amendment executed by the Borrower, the
Administrative Agent and the Required Lenders; provided that if counterparts are received by the Required Lenders, but not all of the Lenders, the Lenders hereby agree that, at
Borrower's discretion, either (a) the Borrower shall replace the Lenders that have not provided their counterpart in accordance with Section 2.17 of the Existing Credit
Agreement, and this Amendment will be effective in its totality, or (b) this Amendment will be effective, other than Section 6 hereof.

8.    Payment of Fees and Expenses.  The Borrower agrees to pay or reimburse the
Administrative Agent for all of its out-of-pocket costs and reasonable expenses incurred in connection with this Amendment and any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

9.    Representations and Warranties.  After giving effect to this Amendment, the Borrower hereby confirms, reaffirms and restates the representations and warranties set forth in
Section 4 of the Existing Credit Agreement as if made on and as of the date hereof except for any representation or warranty made as of the earlier date, which representation or warranty shall

have been true and correct in all material respects as of such earlier date, and except that the representations and warranties set forth in Sections 4.2 and 4.7 are not hereby restated.

10.   Governing Law; Counterparts. (a)  This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

(b)   This Amendment may be executed by one or more of the parties to this Agreement in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent.
This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

                                  [SIGNATURE PAGES FOLLOW]

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                    SOUTHERN CALIFORNIA EDISON COMPANY

                                    By:/s/ George T. Tabata
                                    ---------------------------------------------------
                                    Name:  George T. Tabata
                                    Title: Assistant Treasurer

                                    JPMORGAN CHASE BANK, N.A.,
                                      as Administrative Agent and as a Lender

                                    By:/s/ Juan Javellana
                                    ---------------------------------------------------
                                    Name:  Juan Javellana
                                    Title: Vice President

                                                          SOUTHERN CALIFORNIA EDISON COMPANY
                                                           SIGNATURE PAGE TO FIRST AMENDMENT
                                                               DATED AS OF FEBRUARY 14, 2008

The Lender signatory hereto hereby agrees and consents to the First Amendment to Credit
Agreement, and agrees to the Borrower's request that the Termination Date be extended from
February 23, 2012 to February 25, 2013.

      Name of Institution: CITICORP NORTH AMERICA, INC.

                                    By:/s/ Nietzsche Rodricks
                                    -----------------------------------------
                                    Name:  Nietzsche Rodricks
                                    Title: Director

                                                          SOUTHERN CALIFORNIA EDISON COMPANY
                                                           SIGNATURE PAGE TO FIRST AMENDMENT
                                                               DATED AS OF FEBRUARY 14, 2008

The Lender signatory hereto hereby agrees and consents to the First Amendment to Credit
Agreement, and agrees to the Borrower's request that the Termination Date be extended from
February 23, 2012 to February 25, 2013.

      Name of Institution: CREDIT SUISSE CAYMAN ISLANDS BRANCH

                                    By:/s/ Brian Caldwell
                                    ------------------------------------------
                                    Name:  Brian Caldwell
                                    Title: Director

                                    By:/s/ Nupur Kumar
                                    ------------------------------------------
                                    Name:  Nupur Kumar
                                    Title: Associate

                                                          SOUTHERN CALIFORNIA EDISON COMPANY
                                                           SIGNATURE PAGE TO FIRST AMENDMENT
                                                               DATED AS OF FEBRUARY 14, 2008

The Lender signatory hereto hereby agrees and consents to the First Amendment to Credit
Agreement, and agrees to the Borrower's request that the Termination Date be extended from
February 23, 2012 to February 25, 2013.

      Name of Institution: WELLS FARGO BANK, N.A.

                                    By:/s/ Ling Li
                                    ------------------------------------------
                                    Name:  Ling Li
                                    Title: Vice President

                                                          SOUTHERN CALIFORNIA EDISON COMPANY
                                                           SIGNATURE PAGE TO FIRST AMENDMENT
                                                               DATED AS OF FEBRUARY 14, 2008

The Lender signatory hereto hereby agrees and consents to the First Amendment to Credit
Agreement, and agrees to the Borrower's request that the Termination Date be extended from
February 23, 2012 to February 25, 2013.

      Name of Institution: LEHMAN BROTHERS BANK, FSB

                                    By:/s/ Janine M. Shugan
                                    ------------------------------------------
                                    Name:  Janine M. Shugan
                                    Title: Authorized Signatory

                                                          SOUTHERN CALIFORNIA EDISON COMPANY
                                                           SIGNATURE PAGE TO FIRST AMENDMENT
                                                               DATED AS OF FEBRUARY 14, 2008

The Lender signatory hereto hereby agrees and consents to the First Amendment to Credit
Agreement, and agrees to the Borrower's request that the Termination Date be extended from
February 23, 2012 to February 25, 2013.

      Name of Institution: DEUTSCHE BANK AG NEW YORK BRANCH

                                    By:/s/ Marcus Tarkington
                                    ------------------------------------------
                                    Name:  Marcus Tarkington
                                    Title: Director

                                    By:/s/ Rainer Meier
                                    ------------------------------------------
                                    Name:  Rainer Meier
                                    Title: Vice President

                                                          SOUTHERN CALIFORNIA EDISON COMPANY
                                                           SIGNATURE PAGE TO FIRST AMENDMENT
                                                               DATED AS OF FEBRUARY 14, 2008

The Lender signatory hereto hereby agrees and consents to the First Amendment to Credit
Agreement, and agrees to the Borrower's request that the Termination Date be extended from
February 23, 2012 to February 25, 2013.

      Name of Institution: MERRILL LYNCH BANK USA

                                    By:/s/ Louis Alder
                                    ------------------------------------------
                                    Name:  Louis Alder
                                    Title: First Vice President

                                                          SOUTHERN CALIFORNIA EDISON COMPANY
                                                           SIGNATURE PAGE TO FIRST AMENDMENT
                                                               DATED AS OF FEBRUARY 14, 2008

The Lender signatory hereto hereby agrees and consents to the First Amendment to Credit
Agreement, and agrees to the Borrower's request that the Termination Date be extended from
February 23, 2012 to February 25, 2013.

      Name of Institution: THE ROYAL BANK OF SCOTLAND PLC

                                    By:/s/ Emily Freedman
                                    ------------------------------------------
                                    Name:  Emily Freedman
                                    Title: Vice President

                                                          SOUTHERN CALIFORNIA EDISON COMPANY
                                                           SIGNATURE PAGE TO FIRST AMENDMENT
                                                               DATED AS OF FEBRUARY 14, 2008

The Lender signatory hereto hereby agrees and consents to the First Amendment to Credit
Agreement, and agrees to the Borrower's request that the Termination Date be extended from
February 23, 2012 to February 25, 2013.

      Name of Institution: THE BANK OF NEW YORK

                                    By:/s/ Mark W. Rogers
                                    ------------------------------------------
                                    Name:  Mark W. Rogers
                                    Title: Vice President

                                                          SOUTHERN CALIFORNIA EDISON COMPANY
                                                           SIGNATURE PAGE TO FIRST AMENDMENT
                                                               DATED AS OF FEBRUARY 14, 2008

The Lender signatory hereto hereby agrees and consents to the First Amendment to Credit
Agreement, and agrees to the Borrower's request that the Termination Date be extended from
February 23, 2012 to February 25, 2013.

      Name of Institution: MELLON BANK, N.A.

                                    By:/s/ Mark W. Rogers
                                    ------------------------------------------
                                    Name:  Mark W. Rogers
                                    Title: Vice President

                                                          SOUTHERN CALIFORNIA EDISON COMPANY
                                                           SIGNATURE PAGE TO FIRST AMENDMENT
                                                               DATED AS OF FEBRUARY 14, 2008

The Lender signatory hereto hereby agrees and consents to the First Amendment to Credit
Agreement, and agrees to the Borrower's request that the Termination Date be extended from
February 23, 2012 to February 25, 2013.

      Name of Institution: WILLIAM STREET COMMITMENT CORPORATION
      (Recourse only to the assets of William Street Commitment Corporation)

                                    By:/s/ Mark Walton
                                    ------------------------------------------
                                    Name:  Mark Walton
                                    Title: Assistant Vice President

                                                          SOUTHERN CALIFORNIA EDISON COMPANY
                                                           SIGNATURE PAGE TO FIRST AMENDMENT
                                                               DATED AS OF FEBRUARY 14, 2008

The Lender signatory hereto hereby agrees and consents to the First Amendment to Credit
Agreement, and agrees to the Borrower's request that the Termination Date be extended from
February 23, 2012 to February 25, 2013.

      Name of Institution: ABN AMRO BANK N.V.

                                    By:/s/ R. Scott Donaldson
                                    ------------------------------------------
                                    Name:  R. Scott Donaldson
                                    Title: Director

                                    By:/s/ M. Aamir Khan
                                    ------------------------------------------
                                    Name:  M. Aamir Khan
                                    Title: Vice President

                                                          SOUTHERN CALIFORNIA EDISON COMPANY
                                                           SIGNATURE PAGE TO FIRST AMENDMENT
                                                               DATED AS OF FEBRUARY 14, 2008

The Lender signatory hereto hereby agrees and consents to the First Amendment to Credit
Agreement, and agrees to the Borrower's request that the Termination Date be extended from
February 23, 2012 to February 25, 2013.

      Name of Institution: UBS LOAN FINANCE LLC

                                    By:/s/ David B. Julie
                                    ------------------------------------------
                                    Name:  David B. Julie
                                    Title: Associate Director

                                    By:/s/ Mary E. Evans
                                    ------------------------------------------
                                    Name:  Mary E. Evans
                                    Title: Associate Director

                                                          SOUTHERN CALIFORNIA EDISON COMPANY
                                                           SIGNATURE PAGE TO FIRST AMENDMENT
                                                               DATED AS OF FEBRUARY 14, 2008

The Lender signatory hereto hereby agrees and consents to the First Amendment to Credit
Agreement, and agrees to the Borrower's request that the Termination Date be extended from
February 23, 2012 to February 25, 2013.

      Name of Institution: UNION BANK OF CALIFORNIA, N.A.

                                    By:/s/ Dennis G. Blank
                                    ------------------------------------------
                                    Name:  Dennis G. Blank
                                    Title: Vice President

                                                          SOUTHERN CALIFORNIA EDISON COMPANY
                                                           SIGNATURE PAGE TO FIRST AMENDMENT
                                                               DATED AS OF FEBRUARY 14, 2008

The Lender signatory hereto hereby agrees and consents to the First Amendment to Credit
Agreement, and agrees to the Borrower's request that the Termination Date be extended from
February 23, 2012 to February 25, 2013.

      Name of Institution: THE BANK OF TOKYO-MITSUBISHI UFJ, LTC., NEW YORK BRANCH

                                    By:/s/ Maria Ferradas
                                    ------------------------------------------
                                    Name:  Maria Ferradas
                                    Title: Authorized Signatory

                                                          SOUTHERN CALIFORNIA EDISON COMPANY
                                                           SIGNATURE PAGE TO FIRST AMENDMENT
                                                               DATED AS OF FEBRUARY 14, 2008

The Lender signatory hereto hereby agrees and consents to the First Amendment to Credit
Agreement, and agrees to the Borrower's request that the Termination Date be extended from
February 23, 2012 to February 25, 2013.

      Name of Institution: BANK OF AMERICA, N.A.

                                    By:/s/ Kevin P. Bertelsen
                                    ------------------------------------------
                                    Name:  Kevin P. Bertelsen
                                    Title: Senior Vice President

                                                          SOUTHERN CALIFORNIA EDISON COMPANY
                                                           SIGNATURE PAGE TO FIRST AMENDMENT
                                                               DATED AS OF FEBRUARY 14, 2008

The Lender signatory hereto hereby agrees and consents to the First Amendment to Credit
Agreement, and agrees to the Borrower's request that the Termination Date be extended from
February 23, 2012 to February 25, 2013.

      Name of Institution: SUNTRUST BANK

                                    By:/s/ Yann Pirio
                                    ------------------------------------------
                                    Name:  Yann Pirio
                                    Title: Director

                                                          SOUTHERN CALIFORNIA EDISON COMPANY
                                                           SIGNATURE PAGE TO FIRST AMENDMENT
                                                               DATED AS OF FEBRUARY 14, 2008

The Lender signatory hereto hereby agrees and consents to the First Amendment to Credit
Agreement, and agrees to the Borrower's request that the Termination Date be extended from
February 23, 2012 to February 25, 2013.

      Name of Institution: CITY NATIONAL BANK

                                    By:/s/ Brandon L. Feitelson, C.F.A.
                                    ------------------------------------------
                                    Name:  Brandon L. Feitelson, C.F.A.
                                    Title: Vice President

                                                          SOUTHERN CALIFORNIA EDISON COMPANY
                                                           SIGNATURE PAGE TO FIRST AMENDMENT
                                                               DATED AS OF FEBRUARY 14, 2008

The Lender signatory hereto hereby agrees and consents to the First Amendment to Credit
Agreement with respect to all proposed changes EXCEPT the extension of the Termination
Date.

      Name of Institution: COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES

                                    By:/s/ Hans J. Scholz
                                    ------------------------------------------
                                    Name:  Hans J. Scholz
                                    Title: Vice President

                                    By:/s/ Barbara Stacks
                                    ------------------------------------------
                                    Name:  Barbara Stacks
                                    Title: Assistant Vice President

                                                                   SCHEDULE I

                               SWINGLINE FACILITY PROVISIONS

Definitions

            "Cost of Funds Rate":  for any day, the fluctuating rate of interest per annum for such day equal to the "ASK" rate for Federal funds appearing on Page 5 of the Telerate
Service (or on any successor substitute page of such Service, or any successor to or substitute for such Service, providing rate quotations comparable to those currently provided on such page of such Service, as determined by the Administrative Agent from time to time for purposes of providing quotations of the offer rates applicable to Federal funds for a term of one Business Day) at the time reviewed by the Administrative Agent.

            "Cost of Funds Rate Loan":  a Swingline Loan that bears interest at a rate based upon the Cost of Funds Rate.

            "Exposure":  with respect to any Lender at any time, an amount equal to the sum of (i) the amount of such Lender's outstanding Loans, LC Exposure and Swingline
Participation Amount at such time and (ii) such Lender's Percentage of the outstanding
Swingline Loans at such time.

            "Loan":  any loan made by any Lender pursuant to Section 2.1 or Section
      X.2(b).

            "Swingline Commitment":  the obligation of the Swingline Lender to make
Swingline Loans pursuant to Section X.1 in an aggregate principal amount at any one time outstanding not to exceed $200,000,000.

            "Swingline Lender":  JPMorgan Chase Bank, N.A., in its capacity as the lender of Swingline Loans.

            "Swingline Loans":  as defined in Section X.1.

            "Swingline Participation Amount":  as defined in Section X.2(b).

Operative Provisions

            X.1.  Swingline Commitment.  (a)  Subject to the terms and conditions hereof, the Swingline Lender agrees to make a portion of the credit otherwise available to the
Borrower under the Commitments from time to time during the Commitment Period by making swing line loans ("Swingline Loans") to the Borrower; provided that (i) the aggregate principal amount of Swingline Loans outstanding at any time shall not exceed the Swingline
Commitment then in effect (notwithstanding that the Swingline Loans outstanding at any time, when aggregated with the Swingline Lender's other outstanding Loans, may exceed the
Swingline Commitment then in effect) and (ii) the Borrower shall not request, and the
Swingline Lender shall not make, any Swingline Loan if, after giving effect to the making of such Swingline Loan, the Total Exposures would exceed the Total Commitments.  During the
Commitment Period, the Borrower may use the Swingline Commitment by borrowing, repaying and reborrowing, all in accordance with the

terms and conditions hereof.  Swingline Loans shall be ABR Loans or Cost of Funds Rate
Loans only.

            (b)   A Swingline Loan shall be an ABR Loan, unless the Borrower has requested a Cost of Funds Rate Loan at a Cost of Funds Rate quoted by the Swingline Lender and confirmed by the Borrower pursuant to the following procedures. If the Borrower desires a
Cost of Funds Rate Loan (i) the Borrower shall request a quote for a Cost of Funds Rate
Loan, and the Swingline Lender shall within a reasonable time after receipt of the request directly contact the Borrower (which may be done by telephone) with its Cost of Funds Rate
(confirmed by telecopy), (ii) the Borrower shall immediately inform the Swingline Lender of its decision as to whether to request a Cost of Funds Rate Loan at the Cost of Funds Rate
(which may be done by telephone and promptly confirmed in writing and which decision shall be irrevocable), and (iii) if the Borrower has so informed the Swingline Lender that it does desire a Cost of Funds Rate Loan at the Cost of Funds Rate, the Swingline Lender shall promptly make such Cost of Funds Rate Loan available to the Borrower.  At all times such
Loan is a Cost of Funds Rate Loan, the Borrower shall pay interest on the unpaid principal amount of such Cost of Funds Rate Loan from the date of such Cost of Funds Rate Loan until such principal amount shall be paid in full at a rate per annum equal to the Cost of Funds
Rate in effect from time to time plus the Applicable Margin for Eurodollar Loans in effect from time to time.

            (c)   The Borrower shall repay to the Swingline Lender the then unpaid principal amount of each Swingline Loan on the earlier of the Termination Date and the date that is five Business Days after such Swingline Loan is made; provided that on each date that a Loan is borrowed, the Borrower shall repay all Swingline Loans then outstanding.

            X.2   Procedure for Swingline Borrowing; Refunding of Swingline Loans.  (a)
The Borrower may borrow under the Swingline Commitment during the Commitment Period on any
Business Day, provided that the Borrower shall give the Administrative Agent irrevocable notice, which notice must be executed by a Responsible Officer of the Borrower and received by the Administrative Agent prior to 1:00 P.M., New York City time, on the requested
Borrowing Date.  Each such notice shall specify (i) the amount to be borrowed and (ii) the requested Borrowing Date.  Each borrowing under the Swingline Commitment shall be in an amount equal to  $500,000 or a whole multiple of $100,000 in excess thereof; provided that a borrowing under the Swingline Commitment may be in any amount (subject to Section X.1)
that is required to finance the reimbursement of all or a part of an LC Disbursement as contemplated by Section 3.5.  The Swingline Lender will make the amount of each borrowing under the Swingline Facility available to the Administrative Agent for the account of the
Borrower at the office of the Administrative Agent specified in Section 9.2 prior to 3:00
P.M., New York City time, on the Borrowing Date requested by the Borrower in funds immediately available to the Administrative Agent.  Such borrowing will then be made available to the Borrower by the Administrative Agent crediting the account of the Borrower on the books of such office with the amount made available to the Administrative Agent by the Swingline Lender promptly upon receipt thereof and in like funds as received by the
Administrative Agent; provided that Loans made to finance the reimbursement of an LC
Disbursement as provided in Section 3.5 shall be remitted by the Administrative Agent to the applicable Issuing Lender.

            (b)   The Swingline Lender, at any time and from time to time in its sole and absolute discretion may, on behalf of the Borrower (which hereby irrevocably directs the
Swingline Lender to act on its behalf), on one Business Day's notice given by the Swingline
Lender no later than 12:00 Noon, New York City time, request each Lender to make, and each
Lender hereby agrees to make, a Loan, in an amount equal to such Lender's Percentage of the aggregate amount of the Swingline Loans (the "Refunded Swingline Loans") outstanding on the date of such notice, to repay the Swingline Lender.  Each Lender shall make the amount of such Loan available to the Administrative Agent for the account of the Issuing Lender at the office of the Administrative Agent specified in Section 9.2 prior to 10:00 A.M., New
York City time, one Business Day after the date of such notice in funds immediately available to the Administrative Agent.  The proceeds of such Loans will then be immediately made available by the Administrative Agent to the Swingline Lender for application by the
Swingline Lender to the repayment of the Refunded Swingline Loans.

            (c)   If prior to the time a Loan could have otherwise been made pursuant to
Section X.2(b), one of the events described in Section 7(e) shall have occurred and be continuing with respect to the Borrower or if for any other reason, as determined by the
Swingline Lender in its sole discretion, Loans are not or cannot be made as contemplated by
Section X.2(b), each Lender shall, on the date such Loan should have been made pursuant to the notice referred to in Section X.2(b), purchase for cash an undivided participating interest in the then outstanding Swingline Loans by paying to the Swingline Lender an amount (the "Swingline Participation Amount") equal to (i) such Lender's Percentage times
(ii) the sum of the aggregate principal amount of Swingline Loans then outstanding that were to have been repaid with such Loans.

            (d)   Whenever, at any time after the Swingline Lender has received from any
Lender such Lender's Swingline Participation Amount, the Swingline Lender receives any payment on account of the Swingline Loans, the Swingline Lender will distribute to such
Lender its Swingline Participation Amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender's participating interest was outstanding and funded and, in the case of principal and interest payments, to reflect such Lender's pro rata portion of such payment if such payment is not sufficient to pay the principal of and interest on all Swingline Loans then due); provided, however, that in the event that such payment received by the Swingline Lender is required to be returned, such
Lender will return to the Swingline Lender any portion thereof previously distributed to it by the Swingline Lender.

            (e)   Each Lender's obligation to make the Loans referred to in Section X.2(b)
and to purchase participating interests pursuant to Section X.2(c) shall be absolute and unconditional and shall not be affected by any circumstance, including (i) any setoff, counterclaim, recoupment, defense or other right that such Lender or the Borrower may have against the Swingline Lender, the Borrower or any other Person for any reason whatsoever,
(ii) the occurrence or continuance of a Default or an Event of Default or the failure to satisfy any of the other conditions specified in Section 5, (iii) any adverse change in the condition (financial or otherwise) of the Borrower, (iv) any breach of this Agreement or any other Loan Document by the Borrower or any other Lender or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

            (f)   No modification, supplement or waiver to this Agreement that shall modify or otherwise affect the rights or duties of the Swingline Lender shall be permitted without the prior written consent of the Swingline Lender.

            (g) The Swingline Lender shall be entitled to consent to assignments of
Commitments and Loans (other than in the case of assignments to a Lender, or an Affiliate or Approved Fund thereof), such consent not to be unreasonably withheld or delayed.